UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2016

Red Giant Entertainment, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53310	98-0471928
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

614 E. Hwy 50, Suite 235, Clermont, FL		34711
(Address of principal executive offices)		(Zip Code)

(877) 904-7334
(Issuer's telephone/facsimile numbers, including area code)

Not Applicable
(former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (See: General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting  material  pursuant to Rule  14a-12  under the  Exchange  Act (17CFR240.14a-12)

[  ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the Exchange Act (17CFR240.14d-2(b))

[  ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the Exchange Act (17CFR240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

LICENSE AGREEMENT WITH RELATED PARTY

On April 25, 2016, with an effective date retroactive to April 12, 2016, we entered into a License Agreement with our director Mark Fischbach. In exchange for 50% of net revenues, Mr. Fischbach licenses to us on an exclusive world-wide basis the copyright and license to his likeness as it pertains to the character behind the proposed MARKIPLIER COMIC, a four (4) part mini series, including any other adaptations, modifications or derivative works to the likeness, including without limitation (i) printing, publishing, vending and selling in all forms printed editions of the likeness; (ii) making and authorizing others to make electrical, transcription, mechanical, synchronization, dramatic and commercial uses of the likeness in any form, including without limitation web comics, digital comics and app comics; (iii) granting rights to publicly distribute the likeness for profit; (iv) to collect all fees and royalties becoming due for any of the above; (v) prosecuting, defending, and settling any third party action or claim relating to the likeness and the respective rights of the parties therein.  The term of this agreement commences on the Effective Date and remains in full force and effect so long as any Property Rights to the likeness shall remain in perpetuity for the licenses so long as it remains in circulation in print and/or digital for a period of no less than 5 years.

The description above of the License Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement filed as Exhibit 10.1 hereto.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES

WARRANT EXERCISE

On April 25, 2016, we issued 581,066,667 shares to Typenex Co-Investment, LLC, upon its cashless exercise of a warrant using 3,200,000 shares of our common stock as payment. The warrant is dated June 21, 2013 and is filed as Exhibit 99.3 to our Current Report on Form 8-K filed on January 27, 2014. The issuance was made pursuant to a March 28, 2016 notice of exercise of warrant.

SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

On April 15, 2016, we received a civil complaint from Lucas Hoppel, one of our lenders, alleging breach of contract for non-payment of loans. The complaint was filed in the circuit court of Lake County, Florida, Case No. 35-2016-CA-000653-AXXX-XX, and seeks $131,640 in principal, interest, and penalties. By agreement with Mr. Hoppel, our response to the complaint is due sixty days from the date of service.

SECTION 9 - EXHIBITS

ITEM 9.01 - EXHIBITS

Exhibit
Number	Description

10.1	License Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Red Giant Entertainment, Inc.

Dated: April 28, 2016	/s/ Benny R. Powell
By: Benny R. Powell
Its: Chief Executive Officer, President,
Chief Financial Officer, and Secretary